POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 18, 2012 TO THE
PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares DWA Developed Markets Technical Leaders Portfolio
PowerShares DWA Emerging Markets Technical Leaders Portfolio
PowerShares Emerging Markets Infrastructure Portfolio
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
PowerShares FTSE RAFI Emerging Markets Portfolio
PowerShares Global Agriculture Portfolio
PowerShares Global Clean Energy Portfolio
PowerShares Global Coal Portfolio
PowerShares Global Gold and Precious Metals Portfolio
PowerShares Global Nuclear Energy Portfolio
PowerShares Global Steel Portfolio
PowerShares Global Water Portfolio
PowerShares Global Wind Energy Portfolio
PowerShares MENA Frontier Countries Portfolio
PowerShares S&P International Developed High Quality Portfolio

At a meeting held on December 18, 2012, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the liquidation of PowerShares Global Coal Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio and PowerShares Global Wind Energy Portfolio (each, a "Fund," and collectively, the "Funds"), which is expected to commence on February 26, 2013.

After the close of business on February 20, 2013, the Funds no longer will accept creation orders. The last day of trading for PowerShares Global Nuclear Energy Portfolio on NYSE Arca, Inc. ("NYSE Arca") and for PowerShares Global Coal Portfolio, PowerShares Global Steel Portfolio and PowerShares Global Wind Energy Portfolio on the NASDAQ Stock Market LLC ("NASDAQ") will be February 26, 2013. Following that date, the Funds will begin the process of liquidating their portfolio securities. Shareholders should be aware that, thereafter, no Fund will be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on NYSE Arca or NASDAQ, as applicable, until market close on February 26, 2013, and may incur typical transaction fees from their broker-dealer. The Funds will be de-listed from NYSE Arca or NASDAQ, as applicable, on or about March 8, 2013. Shareholders who do not sell their shares of a Fund before the market close on February 26, 2013 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about March 7, 2013.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-8 SUP-3 121812